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                                                                   Exhibit 10.38

                   LICENSE AND MANAGEMENT SERVICES AGREEMENT
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     This LICENSE AND MANAGEMENT SERVICES AGREEMENT (hereinafter referred to as this "License Agreement") is entered into as of the 1st day of August, 1997, by and between New System Ltd., a Cayman Islands corporation ("Buyer") and Papnet Far East Ltd., a Taiwan corporation ("Seller"). Capitalized terms not defined herein have the meanings given them in the Asset Purchase Agreement dated as of even date herewith (the "Purchase Agreement") between Buyer, Seller and stockholders of the Seller.

                                    RECITALS
                                    --------
     A. The Asset Purchase Agreement contemplates that Buyer will purchase the Assets from Seller and operate the Business after the Closing;

     B. Buyer and Seller are ready to proceed with the Closing, but one or more governmental approvals necessary for the operation of the Business as a branch office of the Buyer after the Closing ("Necessary Approvals") have not yet been obtained; and

     C. Buyer and Seller therefore wish to proceed with the Closing, and transfer title to the Assets to Buyer at the Closing, but simultaneously to enter into this License Agreement, pursuant to which Seller will operate the Business for the benefit of Buyer.

                                   AGREEMENT
                                   ---------

     NOW, THEREFORE, in consideration of the mutual covenants herein contained and other consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:
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     1.  License.  Buyer hereby grants to Seller a license to operate the
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Business for the benefit of Seller (the "License Purpose") during the term of this Agreement; provided, however, that this license in no way constitutes a
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transfer of title or ownership of the Assets to Seller, nor a transfer to Seller of any intellectual property rights of Buyer. For purposes of operation of the Business, Buyer grants to Seller a limited license to use during the term of this License Agreement and solely for the purpose of Seller's operation of the Business in the Ordinary Course of Business, such of Buyer's intellectual property rights as may in the sole discretion of Buyer be deemed reasonably necessary for operation of the Business in the Ordinary Course of Business, with any and all such rights subject to revocation at any time by Buyer.

     2.  Powers and Duties of Seller.  Seller shall have the following duties
         ---------------------------
during the term of this License Agreement:

     a. To accept possession (but not title or ownership) of the Assets and to use them only in the Ordinary Course of Business for operation of the Business, and for purposes other than in the Ordinary Course of Business as may be specifically authorized in writing from time to time by the Buyer;

     b. To manage the Business for the benefit of Buyer, in accordance with the instructions and policies of Buyer, including, but not limited to, employment of a staff sufficient to operate the Business consistent with Ordinary Course of Business prior to the acquisition of the Assets by Buyer, and to maintain and operate the Business in such additional or modified manner as Buyer may direct from time to time;

     c. To distribute revenue of the Business to Buyer in such amounts as Buyer may direct from time to time;

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     d.  To retain sufficient cash to pay operating expenses reasonably expected to be incurred by the Business, in such amounts as Buyer may direct from time to time;

     e. To maintain records with respect to the Business consistent with practice prior to the acquisition of the Assets by Buyer and in such additional or modified manner as Buyer may direct from time to time;

     f. To render to Buyer, monthly and as of the date of termination of this Agreement, an accounting and report which includes all information requested by Buyer and in such form as requested by Buyer;

     g. To grant full access to Buyer to inspect the Assets or records of the Business at any time and to permit Buyer to discuss any and all affairs of the Business with directors, officers, employees and agents of the Seller; and

     h. To execute any documents and perform any and all acts necessary or desirable to carry out the License Purpose.

     3.  Limitations.  Seller shall not engage in any activities beyond those
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necessary or desirable for carrying out the License Purpose, shall not retain cash in excess of amounts deemed reasonably necessary by Buyer to satisfy the operating expenses referred to in clause 2 above, and shall at all times act solely for the benefit of Buyer.

     4.  Duties of Buyer.  Buyer shall allocate a portion of the revenues of the
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Business for payment of employees of the Business and for expenses incurred in the Ordinary Course of Business, and, so long as Seller operates and maintains the Business in accordance with clause 2 above, Buyer shall reimburse Seller for expenses incurred in the Ordinary Course of Business which exceed revenues of the Business, provided, however, Buyer may modify such allocations
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and/or reimbursements upon reasonable notice to Seller with respect to revision by Buyer of its policies governing the Ordinary Course of Business of the Business.

     5.  No Additional Fees.  Seller will not be required to pay any additional
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license or management fee hereunder.  The consideration paid by Buyer to Seller at the Closing shall constitute full payment for Seller's management services hereunder and as manager under any long-term management agreement entered into pursuant to Section 5(b) below.

     6.  Termination.
         -----------
     (a) This License Agreement shall terminate on the date that written notice of termination is given by Buyer to Seller (the "Termination Date"). Buyer may terminate this License Agreement at its sole discretion and for any reason whatsoever (including receipt of all Necessary Approvals). Promptly after the Termination Date, possession of all Assets of the Business as of the Termination Date shall be relinquished to or at the direction of Buyer. Seller hereby appoints Buyer as its attorney-in-fact for purposes of executing any document, or taking any action, necessary or desirable to effect or expedite such transfer. This appointment is irrevocable and coupled with an interest, the adequacy and sufficiency of which is expressly acknowledged by the Buyer and the Seller.

     (b) If the Termination Date occurs at a time when any Necessary Approvals have not yet been obtained, this License Agreement may, at the option of Buyer, automatically convert into a long-term management agreement containing the terms contained in this License Agreement and such additional terms as may be specified in writing with respect to additional specific management duties to be performed by Seller, and additional specific limitations on Seller's management power. If this License Agreement converts into a long-term management agreement, possession (but not title or ownership) of the Assets of the Business shall remain with

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Seller under the terms of this License Agreement, as modified by the long-term management agreement. Notwithstanding the foregoing, if Necessary Approvals are not obtained or for other reasons Buyer is unable to operate as a branch office in Taiwan, Buyer may, at its sole discretion, direct Seller to sell, transfer, liquidate or dispose of the Assets, in whole or in part, and any and all additional or other property obtained, received, purchased or otherwise accrued to the Business since the Closing. Any and all of the proceeds and/or consideration received from such disposition shall be the property of the Buyer and shall be promptly remitted to the Buyer, without setoff of any kind or for any reason.

     7.  Indemnification.  Seller shall indemnify and hold harmless Buyer and
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its affiliates for any and all claims, expenses or other losses (including attorneys' fees) arising out of any negligent or willful mismanagement of the operation of the Business or any breach of this License Agreement from the date of this License Agreement through and including the Termination Date. This indemnification provision shall survive the Termination Date.

     8.  Confidentiality.  Seller will hold confidential, will not disclose to
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any third party and will not use for any purpose other than the License Purpose all confidential or proprietary information regarding the Business which it received prior to the Closing or receives pursuant to this License Agreement. This confidentiality provision shall survive the Termination Date.

     9.  Amendment.  This License Agreement may be amended only by a writing
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signed by Seller and Buyer.

                                      -5-
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     10.  Representations, Warranties and Further Covenants of Seller.
          -----------------------------------------------------------

     This License Agreement incorporates by reference provisions (a), (b), (c),
(g), (h), (i), (j), (k), (l), (m), (n), (o), (p) and (r) under Section 2 of the
Asset Purchase Agreement, and Seller hereby covenants that such representations and warranties shall remain correct, true and complete with respect to continued operation of the Business hereunder except as may be set forth in a revised Disclosure Schedule delivered via facsimile to Buyer within one (1) day of any exception to such representations and warranties.

     11.  Miscellaneous.
          -------------

     This License Agreement incorporates by reference provisions (a), (b), (c),
(d), (e) (f), (g) (h), (i), (j), (k), (l), and (n) under Section 8 of the Asset Purchase Agreement, and each such provision shall have full force and effect with respect to this License Agreement as if fully set forth herein.

                            [Signature Page Follows]

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     IN WITNESS WHEREOF, this Agreement shall be effective as of the date first above written.

NEW SYSTEM LTD.

     By:  /s/ David Duncan, Jr.
     Name:  David Duncan, Jr.
     Title:  Vice President

PAPNET FAR EAST LTD.

     By:  /s/ David Chang
     Name:  David Chang
     Title:  President